SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2005

                             ON2 TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                   21 CORPORATE DRIVE, SUITE 103, NEW YORK NY
 12065 (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                 NOT APPLICABLE
       (Former name, former address and former fiscal year, if applicable)

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      ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On March 15, 2005, On2 Technologies, Inc., issued a press release announcing its financial results for the fiscal quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

      The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: March 15, 2005             ON2 TECHNOLOGIES, INC.
                                 By:     /s/ Doug McIntyre
                                    -------------------------------
                                 Name:   Doug McIntyre
                                      -----------------------------
                                 Title: Chairman, President and CEO

                             On2 Technologies, Inc.
                           Current Report On Form 8-K
                              Dated March 15, 2005
                                  EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION


         99.1          Press Release dated March 15, 2005